Fees Summary	Sep. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,685,964.55
Previously Paid Amount	0.00
Total Fee Amount	411.22
Total Offset Amount	0.00
Net Fee	$ 411.22